UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014 (June 25, 2014)

Chesapeake Energy Corporation

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On June 30, 2014, Chesapeake Energy Corporation (“Chesapeake”) completed the previously announced spin-off of its oilfield services business (the “Spin-off”), formerly operating as Chesapeake Oilfield Operating, L.L.C. (“COO”), into a stand-alone, publicly traded company named Seventy Seven Energy Inc. (“SSE”). To effect the Spin-off, Chesapeake distributed to its stockholders one share of SSE common stock for every fourteen shares of Chesapeake common stock outstanding as of 5:00 p.m. New York City time on June 19, 2014, the record date for the distribution. On July 1, 2014, Chesapeake issued a press release announcing completion of the Spin-off, a copy of which is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference into this Item 8.01.

In connection with the Spin-off, Chesapeake and/or its affiliates entered into definitive agreements with COO and/or its affiliates that, among other things, set forth the terms and conditions of the Spin-off and provide a framework for SSE’s relationship with Chesapeake after the Spin-off, including a Master Separation Agreement, a Tax Sharing Agreement and an Employee Matters Agreement. The descriptions of the Master Separation Agreement, the Tax Sharing Agreement and the Employee Matters Agreement set forth in the Current Report on Form 8-K of SSE dated June 25, 2014 as filed with the SEC on July 1, 2014 are incorporated by reference into this Item 8.01. These descriptions are not complete and are qualified in their entirety by reference to the full text of the Master Separation Agreement, the Tax Sharing Agreement and the Employee Matters Agreement, which are included with this Current Report on Form 8-K as Exhibits 99.2, 99.3 and 99.4 and incorporated by reference into this Item 8.01.

On June 26, 2014, in connection with the Spin-off, COO and certain of its wholly-owned subsidiaries completed the issuance and sale of $500.0 million of 6.5% Senior Notes due 2022 and entered into an asset backed lending credit agreement and term loan facility, each of which was previously announced. Following the Spin-off, Chesapeake and its subsidiaries do not have any obligations with respect to such debt arrangements.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. See "Exhibit Index" attached to this Current Report on Form 8-K, which is incorporated by reference into this Item 9.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb Executive Vice President – General Counsel and Corporate Secretary

Date: July 1, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 1, 2014.

99.2	Master Separation Agreement, dated as of June 25, 2014, by and between Chesapeake Oilfield Operating, L.L.C. and Chesapeake Energy Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Seventy Seven Energy Inc. dated June 25, 2014 and filed with the SEC on July 1, 2014 (the “SSE Form 8-K”)).

99.3	Tax Sharing Agreement, dated June 25, 2014, by and between Chesapeake Oilfield Operating, L.L.C. and Chesapeake Energy Corporation (incorporated herein by reference to Exhibit 10.1 to the SSE Form 8-K).

99.4	Employee Matters Agreement, dated June 25, 2014, by and between Chesapeake Oilfield Operating, L.L.C. and Chesapeake Energy Corporation (incorporated herein by reference to Exhibit 10.2 to the SSE Form 8-K).